Exhibit 10.11

                            ASSET PURCHASE AGREEMENT



     ASSET PURCHASE AGREEMENT, dated as of October __, 2001, by and between Viper Networks, Inc. an Utah Corporation with offices located at 7960 Silverton Ave., Suite 210, San Diego, California 92126 ("Buyer") and ePhone, Inc., a Nevada Corporation, with offices located at 50 W. Liberty Street, Suite 880, Reno, Nevada 89501 ("Seller").

     WHEREAS, Buyer is in the business of telecommunications and network services, with a specialization in the cost-effective design, implementation, maintenance and management of premise and network-based communications (the "Business");

     WHEREAS, Buyer desires to purchase from the Seller, and the Seller desires to sell to the Buyer, certain specified assets relating to Viper's Business, as set forth in this Agreement;

     NOW, THEREFORE, in consideration of the mutual promises herein set forth and upon the terms and subject to the conditions hereof, the parties agree as follows:

                     ARTICLE I. PURCHASE AND SALE OF ASSETS

     1.01 Sale of the Purchased Assets; Assumed Liabilities. Upon the terms and subject to the conditions of this Agreement, at the Closing (i) Seller will sell, transfer, assign, convey and deliver to Buyer, and Buyer will purchase, accept and acquire from Seller, the following property and assets of the Seller, free and clear of any option, lien, pledge, mortgage, security interest or other encumbrance or any kind ("Purchased Assets"):

     (i) all equipment, machinery, tools, spare parts, personal property and other physical assets of Seller described on Exhibit 1.1(i);

     (ii) all rights of the Seller under all licenses, permits, authorizations, approvals, consents and franchises and any pending applications or the like relating to any of the foregoing; and

     (iii)all equipment repair, maintenance or other service records relating to any of the Purchased Assets described above.

     1.02 Purchase Price. The aggregate purchase price to be paid by Buyer for the Purchased Assets shall consist of the Consideration described in Section 1.02(a) hereof.

(a) Consideration. The Consideration payable to Seller shall be an amount equal to $100,000 Dollars, payable at the Closing in the form of:

     (i) a Common Stock Certificate for 170,000 restricted common shares of Buyer; and

     (ii) a Warrant to purchase up to 170,000 additional restricted common shares of Buyer on the following terms: (a) for the term beginning on the date of this Agreement until the first day of public trading of Buyer's common stock on the NASD's OTC Bulletin Board Exchange, a purchase price of $.50 per share; (b) for the term beginning on the first day of public trading and for 90 days thereafter, a purchase price of $1.00 per share; (c) the Warrant shall expire upon the completion of the term in (b) above. The Warrant is to be in substantially the same form as Exhibit 1.2(a)(ii) hereto.

     1.03 No Assumption of Liabilities. The Buyer is not assuming, and shall not be deemed to have assumed, any obligations or liabilities of the Seller.

     1.04 Allocation of the Purchase Price. Buyer and Seller hereby agree that the purchase price for the Purchased Assets shall be allocated in accordance with Exhibit 1.4 hereto. The parties agree to be bound by such allocation for all purposes, including for purposes of all Federal, state, local and foreign tax returns filed by any of them subsequent to the Closing Date, the determination by Seller of taxable gain or loss on the sale of the Purchased Assets, and the determination by Buyer of its tax basis in the Purchased Assets.

     1.05 Closing Deliveries.

     (a)  Sellers' Deliveries. At the Closing, Seller shall deliver to Buyer:

          (i) Such bills of sale, assignments and other Instruments (in form and substance satisfactory to Buyer) as shall be necessary or appropriate to vest in Buyer good and marketable title to the Purchased Assets, free and clear of all liens, options, pledges, mortgages, security interests or other encumbrances;

          (ii) Such Consents, Permits and other Instruments as Buyer may reasonably request to enable it to utilize the assets in the Business without interruption or disruption;

          (iii)The Consulting Agreement executed by Arash Noorai in accordance with Section 2.03(g) hereof; (iv) A duly authorized Resolution of the Board of Directors of Seller approving this transaction;

          (v) A current Certificate of Good Standing of Seller in its State of Incorporation. (vi) Buyer's standard Subscription Agreement for the Common Stock and Warrant to acquire additional Common Stock executed by Seller.

     (b) Buyer's Deliveries. At the Closing, Buyer shall deliver to Seller:

          (i) The Common Stock Certificate of Buyer for 170,000 shares of restricted common stock in the name of Seller in accordance with
               Section 1.02(a) hereof;

          (ii) The  Warrant  to  purchase  an  additional   170,000   shares  of
               restricted  common  stock in name of  Seller in  accordance  with
               Section 1.02(a) hereof;

          (iii)The Consulting Agreement executed by the President of Buyer in accordance with Section 2.03(g) hereof.

          (iv) A duly authorized Resolution of the Board of Directors of Buyer approving this transaction; (v) A current Certificate of Good Standing of Buyer in its State of Incorporation.

                         ARTICLE II. CLOSING CONDITIONS

     2.01 Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place by correspondence and facsimile on or before October 5, 2001, or on such other date and at such place as the Buyer and Seller may mutually determine (the "Closing Date").

     2.02 Conditions Precedent to the Obligations of Seller. All obligations of Seller under this Agreement are subject to the fulfillment, at the option of Seller, at or prior to the Closing Date, of each of the following conditions:

     (a) Buyer's Representations and Warranties. The representations and warranties of Buyer herein contained shall be true on and as of the Closing Date with the same force and effect as though made on and as of said date, except as affected by transactions contemplated or permitted by this Agreement.

     (b) Buyer's Covenants. Buyer shall have performed all its obligations and agreements and complied with all its covenants contained in this Agreement to be performed and complied with by Buyer prior to the Closing Date.

     (c) Consents. Seller shall have received evidence, satisfactory to Seller and its counsel, that all the Consents hereto, including the Board of Directors of Buyer, have been obtained.

     (d) Other Agreements. On the Closing Date, the Instruments reasonably necessary to carry out the transactions contemplated by this Agreement shall have been duly executed and delivered by Buyer.

     (e) No Litigation. No suit, action or litigation, administrative, arbitration or other proceeding shall have been commenced and still be pending, no investigation by any Governmental Authority shall have been commenced and still be pending, and no Proceeding shall have been threatened against Seller or Buyer seeking to restrain, prevent or change the transactions contemplated hereby or questioning the validity or legality of any of such transactions.

     (f) Documentation. All matters and proceedings taken in connection with the sale of the Purchased Assets as herein contemplated, including forms of Instruments and matters of title, shall be reasonably satisfactory to Seller and its counsel.

     2.03 Conditions Precedent to the Obligations of Buyer. All obligations of Buyer under this Agreement are subject to the fulfillment, at the option of Buyer, at or prior to the Closing Date, of each of the following conditions:

     (a) Seller's Representations and Warranties. The representations and warranties of Seller and the Shareholders herein contained shall be true on and as of the Closing Date with the same force and effect as though made on and as of said date, except as affected by transactions contemplated or permitted by this Agreement.

     (b) Sellers' Covenants. Seller and the Shareholders shall have performed all of their obligations and agreements and complied with all of their covenants contained in this Agreement to be performed and complied with by them prior to the Closing Date.

     (c) Consents. Buyer shall have received evidence, satisfactory to Buyer and its counsel, that all of the Consents hereto, including the Board of Directors of Seller, have been duly obtained.

     (d) Other Agreements. On the Closing Date, the Instruments of transfer of the Purchased Assets shall have been duly executed and delivered by Seller.

     (e) No Litigation. No suit, action or litigation, administrative, arbitration or other proceeding shall have been commenced and still be pending, no investigation by any Governmental Authority shall have been commenced and still be pending, and no Proceeding shall have been threatened against Seller or Buyer seeking to restrain, prevent or change the transactions contemplated hereby or questioning the validity or legality of any of such transactions.


     (f) Documentation. All matters and proceedings taken in connection with the sale of the Purchased Assets as herein contemplated, including forms of Instruments and matters of title, shall be reasonably satisfactory to Buyer and its counsel.

     (g) Consulting Agreement. Arash Noorai and Buyer shall have entered into a Consulting Agreement in the form of Exhibit 2.3(g) hereto.

              ARTICLE III REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller hereby represents and warrants to Buyer as follows:

     3.01 Organization; Good Standing;. Seller is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate, and other power and authority and legal right to own, operate and lease its properties, and to carry on its business as now being conducted. Seller is duly qualified to do business and is in good standing in each jurisdiction where the conduct of its business or the ownership or leasing of its property requires such qualification.

     3.02 Authorization. Seller has all requisite legal right, power, authority and capacity to enter into this Agreement and to perform all of its obligations hereunder. Seller has taken all necessary action to authorize the sale hereunder on the terms and conditions of this Agreement and to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly executed by Seller and constitutes a legal, valid and binding obligation of Seller enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or other similar laws from time to time in effect, which affect the enforcement of creditors' rights in general and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     3.03 Title to Assets. Seller has good and marketable title to all of the Purchased Assets, free of Liens, options, pledges, mortgages, security interests or other encumbrances of any kind.

     3.04 Condition of Property; Maintence. The Purchased Assets being acquired are in good operating condition and repair, subject only to ordinary wear and tear. Seller has maintained all of the Purchased Assets in customary repair, order and condition (taking into consideration the age and condition thereof).

     3.05 Litigation, etc. There is no suit, action or litigation, administrative, arbitration or other Proceeding or governmental investigation or inquiry or any change in any Law against or, to the best knowledge of Seller, affecting Seller or the Purchased Assets or, to the knowledge of Seller, threatened. To the best knowledge of Seller, no investigation is pending, or threatened, by any Federal, state, local or foreign government or by any agency or instrumentality thereof, the effect of which would impair or affect the Purchased Assets.

     3.06 Compliance with other Instruments, Consents etc. Neither the execution and delivery of this Agreement by Seller, nor the consummation of the transactions contemplated hereby will (i) conflict with or result in any violation of or constitute a default under any term of the certificate of incorporation or by-laws of Seller, or (ii) conflict with or result in any violation of or constitute a default under any Law, Instrument, Lien or Contract by which Seller is, or the Purchased Assets are bound, or (iii) result in the creation or imposition of any Lien or give to any other Person any interest or right, including rights of acceleration, termination or cancellation in or with respect to, or otherwise affect, the Purchased Assets. Seller has, or prior to the Closing will have, obtained any Consent or Permit which is required on the part of Seller in connection with the execution or delivery of this Agreement or the consummation of the transactions contemplated hereby.

     3.07 Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by Seller without the intervention of any other Person in such manner as to give rise to any valid claim for a finder's fee, brokerage commission or other like payment.

     3.08 Due Diligence; Investment Intent. Seller acknowledges that it is acquiring the Shares and Warrant to acquire additional shares in Buyer for a long term investment; that the Shares and Warrant have not been registered under the Securities Act of 1933 or under the securities laws of any state, and therefore, the Shares and Warrant cannot be resold unless they are subsequently registered under said laws or exemptions from such registrations are available and a legend to that effect will be placed on any certificate representing the Shares and Warrant; that it recognizes that the Shares and Warrant as an investment involves a high degree of risk; that it has conducted due diligence on the Buyer to its satisfaction and has been given full and complete access to information regarding Buyer and the Business, reasonable opportunity to ask questions of and receive answers from representatives of Buyer to its satisfaction.

               ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer represents and warrants to Seller as follows:

     4.01 Organization. Buyer is a Utah corporation duly organized and validly under the laws of the State of its incorporation, and has all requisite corporate power and authority to own, operate and lease its properties and assets.

     4.02 Authorization. Buyer has full corporate power, authority and legal right to execute and deliver, and to perform its obligations under, this Agreement, and has taken all necessary action to authorize the purchase hereunder on the terms and conditions of this Agreement and to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly executed by Buyer, and constitutes a legal, valid and binding obligation of Buyer enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or other similar laws from time to time in effect, which affect the enforcement of creditors' rights in general and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     4.03 Compliance with Instruments, Consents, etc. Neither the execution and the delivery of this Agreement nor the consummation of the transactions contemplated hereby will conflict with or result in any violation of or constitute a default under the certificate of incorporation or the by-laws of Buyer, or any Law, Instrument, Lien or other Contract by which Buyer is bound. Buyer has, or prior to the Closing will have, obtained any Consent or Permit which is required on the part of Buyer in connection with the execution or delivery of this Agreement or the consummation of the transactions contemplated hereby.

     4.04 Litigation etc. There is no suit, action or litigation, administrative, arbitration or other Proceeding or governmental investigation pending or, to the knowledge of Buyer, threatened which might, severally or in the aggregate, materially and adversely affect the financial condition or prospects of Buyer or Buyer's ability to acquire the Purchased Assets as contemplated by this Agreement.

     4.05 Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by Buyer without the intervention of any other Person in such manner as to give rise to any valid claim for a finder's fee, brokerage commission or other like payment.

     4.06 Absence of Changes. Since December 31, 2000, there has not been and will not at closing be any changes in the financial condition or operation of Buyer, except changes in the ordinary course of business, which changes have not in the aggregate had a material adverse effect on Buyer.

     4.07 Compliance with Law. Buyer represents that, to the best of its knowledge, it has complied with and is not in violation of any applicable federal, state or local statutes, laws or regulations which would have a material adverse effect on the business of Buyer

                        ARTICLE V. POST CLOSING COVENANTS

     5.01 Survival of Representations and Warranties. The parties hereto agree that, notwithstanding any right of Buyer fully to investigate the affairs of Seller and notwithstanding any knowledge of facts determined or determinable by Buyer pursuant to such investigation or right of investigation, Buyer has the right to rely fully upon the representations and warranties of Seller contained in this Agreement and on the accuracy of any document, certificate, Instrument, Exhibit or Schedule given or delivered to Buyer herewith or at the Closing. All statements contained in any such document, certificate, Exhibit or Schedule or other Instrument given or delivered by Seller to Buyer herewith or at the Closing shall be deemed to be a representation and warranty under this Agreement. All covenants, representations, warranties and agreements made in this Agreement or in any Exhibit, Schedule, Instrument, certificate or document delivered herewith or at the Closing shall survive the execution and delivery thereof and the Closing hereunder.

     5.02 Obligation of Seller to Indemnify. Seller hereby agrees to indemnify, defend, save and hold Buyer (and its directors, officers, employees and agents) harmless from and against any and all damage, liability, loss, expense, assessment, judgment or deficiency of any nature whatsoever (including, without limitation, reasonable attorneys' fees and other costs and expenses incident to any suit, action or proceeding) (together "Losses") incurred or sustained by Buyer which arises out of or results from (i) the breach of any representation or warranty of Seller set forth in Article III, (ii) the breach of or failure to perform any covenant of Seller set forth in this Agreement, and (iii) any and all Liabilities and obligations of Seller.

     5.03 Obligation of Buyer to Indemnify. Buyer hereby agrees to indemnify, defend, save and hold Seller (its directors, officer, employees and agents) harmless from and against any and all Losses incurred or sustained by Seller which arises out of or results from (i) the breach of any representation or warranty of Buyer set forth Article VI above, and (ii) the breach of or failure to perform any covenant of Buyer set forth in this Agreement.

     5.04 Procedures for Indemnification. Promptly after service of noticeof any claim or of process by any third person in any matter in respect of which indemnity may be sought from a party pursuant to this Agreement, the party so served will notify the indemnifying party of the receipt thereof. The indemnifying party will have the right to participate in, or assume, at its own expense, the defense of any such claim or process (with counsel reasonably acceptable to the indemnified party) or settlement thereof. After notice from the indemnifying party of its election so to assume the defense thereof, the indemnifying party will not be liable to the indemnified party for any legal or other expense incurred by the indemnified party in connection with such defense. Such defense will be conducted expeditiously (but with due regard for obtaining the most favorable outcome reasonably likely under the circumstances, taking into account costs and expenditures) and the indemnified party will be advised promptly of all material developments. The indemnifying party will not settle any such claim without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed. With respect to any matter which is the subject of any such claim and as to which the indemnified party fails to give the other party such notice as aforesaid, and such failure adversely affects the ability of the indemnifying party to defend such claim or materially increases the amount of indemnification which the indemnifying party is obligated to pay hereunder, the amount of indemnification which the indemnified party will be entitled to receive will be reduced to an amount which the indemnified party would have been entitled to receive had such notice been timely given. No settlement of any such claim as to which the indemnifying party has not elected to assume the defense thereof will be made without the prior written consent of the indemnifying party, which consent will not be unreasonably withheld or delayed.

     5.05 Further Assurances. Following the Closing, at the request of Buyer, Seller shall execute and deliver to Buyer such further documents and take such reasonable action as may be necessary or appropriate to (i) confirm the sale, transfer, assignment, conveyance and delivery of the Purchased Assets, or (ii) vest in Buyer all of Seller's right, title and interest to the Purchased Assets. In connection with the foregoing, from and after the Closing Date, Buyer shall have the right and authority to endorse, without recourse, the name of Seller on any check or similar negotiable instrument received by Buyer that constitutes any part of the Purchased Assets. In addition, Seller shall pay to Buyer any amounts, which shall be received by Seller after the Closing Date which constitute part of the Purchased Assets.

     5.06 Non-Compete. Seller acknowledges and recognizes its possession of confidential or proprietary information and the highly competitive nature of the Business of the Seller and accordingly agrees that, in consideration of the Buyer entering into this Agreement and the other transactions contemplated hereby, Seller agrees that it will not, from and after the Closing Date for a period of three (3) years after the Closing Date for any reason whatsoever, (i) directly or indirectly, as shareholder, employee, director, officer, principal or agent, or in any other capacity, own, manage, operate, consult with or be employed by a Person engaged in business engaged in by Buyer or its Affiliates (collectively, the "Competitive Business") in any geographic area in which Buyer or its Affiliates conducts such business; (ii) assist any other Person in engaging in any Competitive Business; (iii) solicit, attempt to solicit or do business on behalf of a Competitive Business with any then or prior customers of the Business; or (iv) induce employees of the Business, Buyer or any Affiliate of Buyer to terminate their employment with Buyer of any such Affiliate, as the case may be, or hire any employees of Buyer or any Affiliate of Buyer to work with Seller or any Person or business affiliated with any Seller. Notwithstanding the foregoing, Seller may engage in such activities as a shareholder, director, officer, principal or agent of Buyer.

     The parties agrees that the Buyer does not have an adequate remedy at law for a breach of this Section 5.06 and each agrees that in the event of a breach or threatened breach by any party of the provisions of this 5.06, the non-breaching party shall be entitled to an injunction restraining such party from such breach or threatened breach. Nothing in this Section 5.06 or elsewhere in this Agreement shall be construed as prohibiting the non-breaching party from pursuing any other remedies at law or in equity for such breach or threatened breach of this Agreement or limiting the amount of damages recoverable in the event of a breach or threatened breach by any party of the provisions of this
Section 5.06.

                            ARTICLE VI. MISCELLANEOUS

     6.01 Severability. If any provision of this Agreement or the application of any such provision to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances other than those to which it is so determined to be invalid and unenforceable, shall not be affected thereby, and each provision hereof shall be validated and shall be enforced to the fullest extent permitted by law.

     6.02 Waivers. Any failure by any party to this Agreement to comply with any of its obligations, agreements or covenants hereunder may be waived by Seller in the case of a default by Buyer and by Buyer in the case of a default by Seller. Buyer and Seller will not be deemed as a consequence of any act, delay, failure, omission, forbearance or other indulgences granted from time to time by Buyer or
Seller: (i) to have waived, or to be estopped from exercising, any of its rights or remedies under this Agreement, or (ii) to have modified, changed, amended, terminated, rescinded, or superseded any of the terms of this Agreement, unless such waiver, modification, amendment, change, termination, rescission, or supersession is express, in writing and signed by a duly authorized officer of Seller or a duly authorized officer of Buyer, as the case may be. No single or partial exercise by Buyer or Seller of any right or remedy will preclude other or further exercise thereof or preclude the exercise of any other right or remedy, and a waiver expressly made in writing on one occasion will be effective only in that specific instance and only for the precise purpose for which given, and will not be construed as a consent to or a waiver of any right or remedy on any future occasion or a waiver of any right or remedy against any other Person.

     6.03 Notices. All notices, consents, demands, requests, approvals and other communications which are required or may be given hereunder shall be in writing and shall be deemed to have been duly given if personally delivered (including by overnight courier service) or mailed certified first class mail, postage prepaid:

          (a)  If to Seller:

                  ePhone, Inc.
                  Attn: Arash Noorai
                  50 W. Liberty Street, Suite 880
                  Reno, Nevada 89501

          (b)  If to Buyer:

                  Viper Networks, Inc.
                  Attn:  James Wray
                  7960 Silverton Ave., Suite 210
                  San Diego, California 92126

or to such other person or persons at such address or addresses as may be designated by written notice to the other parties hereunder. Notice shall be deemed delivered at the time received for personal delivery, or when mailed at a United States Post Office box or branch office.

     6.04 Binding Effect, Benefits. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns; provided, however, that nothing in this Agreement shall be construed to confer any rights, remedies, obligations or liabilities on any Person other than the parties hereto or their respective successors and assigns.

     6.05 Entire Agreement; Amendment. This Agreement, together with the other Instruments delivered in connection herewith, embodies the entire agreement and understanding of the parties hereto and supersedes any prior agreement or under-standing between the parties with respect to the subject matter of this Agreement. This Agreement cannot be amended or terminated orally, but only by a writing duly executed by the parties.


     6.06  Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

         6.07 Headings. Headings of the sections in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

     6.08 Assignment. This Agreement may not be assigned by either party without the prior written consent of the other

     6.09 Costs and Expenses. Each party shall bear all costs and expenses incurred by it in connection with the transactions contemplated hereby; provided however, Seller shall pay for all packaging expenses in preparation of the shipping of the Purchased Assets to Buyer and Buyer shall pay all shipping expenses.

     6.10 Applicable Law. This Agreement shall be governed, construed and interpreted in accordance with the laws of the State of California, without regard to conflict of law principles.

     6.11 Arbitration; Attorney Fees. Any controversy or claim arising out of or relating to this Agreement, or the making, performance, or interpretation thereof, shall be resolved by binding arbitration in San Diego, California, in accordance with the Rules of the American Arbitration Association then existing, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy. In any such arbitration award, the prevailing party shall be entitled to recover its attorney fees and costs of arbitration.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Viper Networks, Inc.:                              ePhone, Inc.:

By:          /s/                               By:  /s/
   -------------------------------               ------------------------------
Name:                                        Name:
     -----------------------------                -----------------------------

Title:                                       Title:----------------------------
       --------------------------